Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Schmitt Industries, Inc. (the “Company”) on Form 10-K for the Fiscal year ended May 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Wayne A. Case and Robert C. Thompson, Chief Executive Officer and Chief Financial Officer , respectively, of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Wayne A. Case
Wayne A. Case
Chief Executive Officer
August 27, 2003

/s/ Robert C. Thompson
Robert C. Thompson
Chief Financial Officer
August 27, 2003